UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2018

CHERRY HILL MORTGAGE INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-36099	461315605
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

1451 Route 34, Suite 303

Farmingdale, NJ 07727

(Address of principal executive offices, including zip code)

877.870.7005

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On March 14, 2018, Cherry Hill Mortgage Investment Corporation (the “Company”) reported its book value at December 31, 2017.

On March 16, 2018, the Company reported its results of operations for the three months ended December 31, 2017. A copy of the press releases are furnished as Exhibit 99.1 and Exhibit 99.2.

The information in this Current Report on Form 8-K, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

99.1 Press release, dated March 14, 2018.

99.2 Press release, dated March 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHERRY HILL MORTGAGE INVESTMENT CORPORATION

	By:	/s/ Martin J. Levine
Martin J. Levine
Date: March 16, 2018		Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated March 14, 2018
99.2	Press release, dated March 16, 2018